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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported):     FEBRUARY 26, 1999



                                UTI ENERGY CORP.
               (Exact name of registrant as specified in charter)


      DELAWARE                        001-12542                           23-2037823
(State of Incorporation)         (Commission File No.)         (I.R.S. Employer Identification No.)
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       16800 GREENSPOINT
         HOUSTON, TEXAS                                             77060
(Address of Principal Executive Offices)                          (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 873-4111

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                         Exhibit Index Appears on Page 4

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ITEM 5.   OTHER EVENTS.

         On February 26, 1999, UTI Energy Corp., a Delaware corporation (the
"Company"), announced that its Board of Directors had approved a Shareholder
Rights Plan (the "Plan"). A copy of the Rights Agreement dated February 26,
1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as
Rights Agent, the Certificate of Designation, Powers, Preferences and Rights of
Series I Preferred Stock dated February 26, 1999, Form of Right Certificate, the
Summary of Rights to Purchase Preferred Shares and the press release announcing the adoption of the Plan are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

          4.1  - Rights Agreement dated February 26, 1999, between the
                 Company and ChaseMellon Shareholder Services, L.L.C., as
                 Rights Agent.

          4.2  - Certificate of Designation, Powers, Preferences and Rights of
                 Series I Preferred Stock dated February 26, 1999.

          4.3  - Form of Right Certificate.

          4.4  - Summary of Rights to Purchase Preferred Shares.

         99.1 - Press release of the Company dated February 26, 1999, announcing the adoption of the Plan.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              UTI ENERGY CORP.



Dated:  March 4, 1999                         By: /s/ JOHN E. VOLLMER
                                                 ------------------------------
                                                         John E. Vollmer
                                                   Chief Financial Officer and
                                                       Corporate Secretary




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                                INDEX TO EXHIBITS

 Number                              Exhibit
 ------                              -------
  4.1    Rights Agreement dated as of February 26, 1999, between the Company and
         ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

  4.2    Certificate of Designation,  Powers, Preferences and Rights of Series I
         Preferred Stock dated February 26, 1999.

  4.3    Form of Right Certificate.

  4.4    Summary of Rights to Purchase Preferred Shares.

 99.1 Press release of the Company dated February 26, 1999, announcing the adoption of the Plan.
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